AMENDMENT NUMBER FOUR [REVISED]
                                       TO
                                CREDIT AGREEMENT


         This AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT (this "Amendment"), dated as of July 30, 1997, is entered into by and among MOBILE MINI, INC., a Delaware corporation (the "Borrower"), each financial institution a party to the Credit Agreement (collectively, the "Lenders"), and BT COMMERCIAL CORPORATION acting as agent for the Lenders ("BTCC"), in light of the following facts:

                                 R E C I T A L S

         A. The parties hereto have previously entered into that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, and that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997 (as amended, the "Agreement").

         B. Borrower has sold or will sell an aggregate amount of up to Six Million Nine Hundred Thousand Dollars ($6,900,000), which amount includes a 15% underwriter's over-allotment option and which amount shall be net of any subordinated bridge loan proceeds, if such bridge loans are repaid in full, of subordinated, unsecured notes (the "Subordinated Debt") pursuant to the $3,000,000 Senior Subordinated Promissory Note, dated July 30, 1997, (the "Bridge Note") by and between Borrower and Arizona Land Income Corporation ("ALIC") and certain other substantially similar subordinated notes by and between Borrower and ALIC (the "Subsequent Financing"). The Bridge Loan will be paid in full upon consummation of the Subsequent Financing.

         C. The parties hereto desire to amend the Agreement in accordance with the terms of this Amendment.

                                A G R E E M E N T

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

         2. Amendment to Section 2.2. Section 2.2(a) of the Agreement is hereby amended by deleting the phrase "which shall not exceed $35,000,000" from such Section and replacing it with the phrase "which shall not exceed $40,000,000".

         3. Amendment of Annex I. Annex I of the Agreement is hereby amended by deleting the amount of the Revolving Credit Commitment for each Lender and replacing such amounts as follows:

================================================================================
Lender                                           Revolving Credit Commitment ($)
================================================================================
BT Commercial Corporation                        13,333,333.34
--------------------------------------------------------------------------------
Nationsbank of Texas, N.A.                       13,333,333.33
--------------------------------------------------------------------------------
Deutsche Financial Services Corporation          13,333,333.33
================================================================================


         4. Subordinated Debt.

                  (a) BTCC consents to Borrower's sale of the Bridge Note to ALIC, and such sale shall not constitute an Event of Default under the Agreement.

                  (b) The Subordinated Debt shall not exceed Six Million Nine Hundred Thousand Dollars ($6,900,000). In the event the Subordinated Debt exceeds Six Million Nine Hundred Thousand Dollars ($6,900,000), such occurrence shall constitute an Event of Default under the Agreement.

                  (c) With regard to Section 8.8 of the Agreement only, Borrower's sale of the Subordinated Debt to ALIC shall be treated as a sale of equity securities, and Borrower shall be subject to the terms and conditions of
Section 8.8 as a result thereof. In addition, with regard to the Subordinated Debt and its treatment as an equity security under Section 8.8 only, during the term of this Agreement and so long as there is no continuing Event of Default, Borrower may carry forward and add to the next year's Capital Expenditure limitation amount the unused portion of the limitation amount for the prior year, up to a maximum of one hundred percent (100%) of the prior year's limitation.

                  (d) In connection with the Subordinated Debt, the Collateral under the Agreement shall exclude the Reserve Account (as that term is defined in the Bridge Note and as that term is defined in any other Subordinated Debt so long as such definition is substantially similar to the definition of Reserve Account under the Bridge Note) provided, however, the funds in the Reserve Account shall not exceed $375,000 at any time.

         5. Amendment to Section 1.1. Section 1.1 is amended by inserting the following in the definition of "Consolidated Tangible Net Worth" between "Lenders" and the period at the end of the first and only sentence of the
Section:

                  "provided,   however,  that  the  Subordinated  Debt  and  any
                  proceeds thereof shall be excluded from the calculation of Consolidated Tangible Net Worth herein."

         6. Amendment to Section 8.9(a). Section 8.9(a) of the Agreement is hereby amended by inserting before the semicolon the following:

                  ", and Indebtedness under the Subordinated Debt".

         7. Amendment to Section 8.4. Section 8.4 is amended by deleting the Ratios for the four quarters of 1998 and replacing such Ratios as set forth below:

================================================================================
                  For Quarters Ended                                 Ratio
--------------------------------------------------------------------------------
                        3/31/98                                    2.00:1.0
--------------------------------------------------------------------------------
                        6/30/98                                    2.00:1.0
--------------------------------------------------------------------------------
                        9/30/98                                    2.20:1.0
--------------------------------------------------------------------------------
                       12/31/98                                    2.35:1.0
================================================================================

         8. Amendment to Section 8.7. Section 8.7 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                           "8.7 Minimum  Utilization  Rates.  The Borrower shall
maintain minimum utilization rates for each fiscal quarter, calculated at the end of each such quarter as the average amount during such quarter, and calculated as:

                           (a) (i) the  number of units of  Borrower's  Eligible
Container Fleet Inventory which is then subject to valid, current rental or lease agreements between Borrower and the renters or lessees thereof, divided by the aggregate number of units of Borrower's Eligible Container Fleet Inventory, of not less than eighty-three percent (83%) for the second quarter of the fiscal year ending December 31, 1997 and eighty-five percent (85%) for each other quarter; and

                           (b) (i) the  number of units of  Borrower's  Eligible
Container Fleet Inventory which is then subject to valid, current rental or lease agreements between Borrower and the renters or lessees thereof, divided by
(ii) sum of (A) the number of units of Borrower's Eligible Container Fleet Inventory, and (B) the number of units of Borrower's Eligible Container Inventory Held For Sale plus the number of units of Borrower's Eligible Primary Raw Materials Inventory consisting of unrefurbished ISO units, of not less than seventy-eight percent (78%) for the second quarter of the fiscal year ending December 31, 1997 and eighty percent (80%) for each other quarter; provided, that for the purposes of calculation of compliance with this Section 8.7(b), the aggregate of the number of units of Eligible Container Inventory Held For Sale plus the number of units of Borrower's Eligible Primary Raw Materials Inventory consisting of unrefurbished ISO units, as a percentage of the sum of clauses (A) and (B) above, shall not exceed five percent (5%)."

         9. Amendment to Section 8.10. Section 8.10 of the Agreement is hereby amended by adding to such Section the following subparagraph:

                  " (k) Deposits or pledges to support Borrower's interest payment obligations under the Subordinated Debt pursuant to the terms of such Subordinated Debt, so long as such deposit or pledge relates to an amount which does not exceed the amount equal to one six-month period of interest on the principal balance of the Subordinated Debt."

         10. Guaranties of the Subordinated Debt. Notwithstanding Section 8.11 of the Agreement, the Material Subsidiaries may guarantee the Subordinated Debt but such guaranties shall be subordinate to any guaranties or obligations by the Material Subsidiaries in favor of the Lenders.

         11. Conditions Precedent. The effectiveness of this Amendment is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

                  (a) BTCC shall have received this Amendment duly executed by Borrower and Majority Lenders;

                  (b) BTCC shall have received an affirmation letter duly executed by each guarantor under the Guaranties, indicating the consent by each such guarantor to the execution and delivery by Borrower of this Amendment;

                  (c)  BTCC  shall  have  received   payment  for  all  fees  in
connection with this Amendment from Borrower;

                  (d) BTCC shall have received executed replacement revolving promissory notes for each lender under the Agreement in form and substance satisfactory to BTCC pursuant to the amendments to the Agreement under Sections 2 and 3 herein;

                  (e) BTCC shall have approved of the terms and conditions of the Subordinated Debt (such approval not to be unreasonably withheld), and such Subordinated Debt shall provide, among other things, subordination terms acceptable to BTCC in its reasonable business judgment; and

                  (f) BTCC shall have received executed modifications or other necessary documents and such title insurance as BTCC shall require, either by endorsement to the policy of title insurance, or by a new policy of title insurance, insuring such deed(s) of trust or mortgages and that the lien(s) created thereby continue to be first priority lien, all in form and substance satisfactory to BTCC in its sole and absolute discretion, and subject to such exceptions as are approved by BTCC.

         12. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

         13. Reaffirmation of the Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Los Angeles, California as of the date first hereinabove written.

                                    MOBILE MINI, INC.,
                                    a Delaware corporation


                                    By:
                                        ------------------------------
                                             Larry Trachtenberg,
                                             Chief Financial Officer


                                    BT COMMERCIAL CORPORATION,
                                    a Delaware corporation,
                                    individually and as agent


                                    By:
                                        ------------------------------

                                    Title:
                                           ---------------------------


                                    NATIONSBANK OF TEXAS, N.A.


                                    By:
                                        ------------------------------

                                    Title:
                                            --------------------------


                                    DEUTSCHE FINANCIAL SERVICES
                                    CORPORATION


                                    By:
                                        ------------------------------

                                    Title:
                                            --------------------------

                              CONSENT OF GUARANTORS


         Each of the undersigned, as a guarantor of the obligations of MOBILE MINI, INC., a Delaware corporation ("Borrower"), arising out of that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, and that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997 (as amended, the "Agreement"), among BT Commercial Corporation, a Delaware corporation ("Agent") and the lenders party thereto ("Lenders"), on the one hand, and Borrower, on the other hand, hereby acknowledges receipt of a copy of that certain Amendment Number Four to Credit Agreement, dated as of July [__],1997, among Agent, Lenders and Borrower, consents to the terms contained therein, and agrees that the Continuing Guaranty executed by each of the undersigned shall remain in full force and effect as a continuing guaranty of the obligations of Borrower owing to Agent and Lenders under the Agreement.

         Although Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that Agent has no duty under the Agreement, the Continuing Guaranty or any other agreement between us to so notify us or to seek an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

         IN WITNESS WHEREOF, each of the undersigned has caused this Consent of Guarantors to be duly executed by its respective authorized officers as of July 30, 1997.

                                    MOBILE MINI I, INC.,
                                    an Arizona corporation


                                    By
                                        ------------------------------

                                    Title
                                          ----------------------------


                                    DELIVERY DESIGN SYSTEMS, INC.,
                                    an Arizona corporation


                                    By
                                        ------------------------------

                                    Title
                                          ----------------------------
                                       6